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                                                                Exhibit (n)(ii)

                         Consent of Foley & LARDNER LLP

     We hereby consent to the reference to this firm under "Legal Matters" in the statement of additional information contained in Post-Effective Amendment No. 18 to this registration statement (File No. 333-47927).





April 26, 2004                              By:  /s/ Thomas C. Lauerman, Partner
                                                 -------------------------------
                                                       FOLEY & LARDNER LLP